Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
						% Change from
	December 31	September 30	June 30	March 31	December 31	September 30	December 31
	2017	2017	2017	2017	2016	2017	2016
ASSETS
Cash and due from banks	$108,291	$99,803	$94,938	$93,844	$118,763	8.5%	(8.8)%
Other interest-earning assets	354,566	645,796	392,842	350,387	291,252	(45.1)%	21.7%
Loans held for sale	31,530	23,049	62,354	24,783	28,697	36.8%	9.9%
Investment securities	2,547,956	2,561,516	2,488,699	2,506,017	2,559,227	(0.5)%	(0.4)%
Loans, net of unearned income	15,768,247	15,486,899	15,346,617	14,963,177	14,699,272	1.8%	7.3%
Allowance for loan losses	(169,910)	(172,245)	(172,342)	(170,076)	(168,679)	(1.4)%	0.7%
Net loans	15,598,337	15,314,654	15,174,275	14,793,101	14,530,593	1.9%	7.3%
Premises and equipment	222,802	221,551	217,558	216,171	217,806	0.6%	2.3%
Accrued interest receivable	52,910	50,082	47,603	46,355	46,294	5.6%	14.3%
Goodwill and intangible assets	531,556	531,556	531,556	531,556	531,556	—%	—%
Other assets	588,957	614,853	637,610	616,362	620,059	(4.2)%	(5.0)%
Total Assets	$20,036,905	$20,062,860	$19,647,435	$19,178,576	$18,944,247	(0.1)%	5.8%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$15,797,532	$16,141,780	$15,357,361	$15,090,344	$15,012,864	(2.1)%	5.2%
Short-term borrowings	617,524	298,751	694,859	453,317	541,317	106.7%	14.1%
Other liabilities	353,646	358,384	365,484	342,323	339,548	(1.3)%	4.2%
FHLB advances and long-term debt	1,038,346	1,038,159	1,037,961	1,137,909	929,403	—%	11.7%
Total Liabilities	17,807,048	17,837,074	17,455,665	17,023,893	16,823,132	(0.2)%	5.8%
Shareholders' equity	2,229,857	2,225,786	2,191,770	2,154,683	2,121,115	0.2%	5.1%
Total Liabilities and Shareholders' Equity	$20,036,905	$20,062,860	$19,647,435	$19,178,576	$18,944,247	(0.1)%	5.8%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$6,364,804	$6,275,140	$6,262,008	$6,118,533	$6,018,582	1.4%	5.8%
Commercial - industrial, financial and agricultural	4,300,297	4,223,075	4,245,849	4,167,809	4,087,486	1.8%	5.2%
Real estate - residential mortgage	1,954,711	1,887,907	1,784,712	1,665,142	1,601,994	3.5%	22.0%
Real estate - home equity	1,559,719	1,567,473	1,579,739	1,595,901	1,625,115	(0.5)%	(4.0)%
Real estate - construction	1,006,935	973,108	938,900	882,983	843,649	3.5%	19.4%
Consumer	313,783	302,448	283,156	288,826	291,470	3.7%	7.7%
Leasing and other	267,998	257,748	252,253	243,983	230,976	4.0%	16.0%
Total Loans, net of unearned income	$15,768,247	$15,486,899	$15,346,617	$14,963,177	$14,699,272	1.8%	7.3%
Deposits, by type:
Noninterest-bearing demand	$4,437,294	$4,363,915	$4,574,619	$4,417,733	$4,376,137	1.7%	1.4%
Interest-bearing demand	4,018,107	4,119,419	3,650,204	3,702,663	3,703,712	(2.5)%	8.5%
Savings and money market accounts	4,586,746	4,790,985	4,386,128	4,251,574	4,179,773	(4.3)%	9.7%
Total demand and savings	13,042,147	13,274,319	12,610,951	12,371,970	12,259,622	(1.7)%	6.4%
Brokered deposits	90,473	109,936	—	—	—	(17.7)%	—%
Time deposits	2,664,912	2,757,525	2,746,410	2,718,374	2,753,242	(3.4)%	(3.2)%
Total Deposits	$15,797,532	$16,141,780	$15,357,361	$15,090,344	$15,012,864	(2.1)%	5.2%
Short-term borrowings, by type:
Customer repurchase agreements	$172,017	$185,945	$174,224	$181,170	$195,734	(7.5)%	(12.1)%
Customer short-term promissory notes	225,507	106,994	74,366	87,726	67,013	110.8%	N/M
Short-term FHLB advances	—	—	240,000	130,000	—	—%	—%
Federal funds purchased	220,000	5,812	206,269	54,421	278,570	N/M	(21.0)%
Total Short-term Borrowings	$617,524	$298,751	$694,859	$453,317	$541,317	106.7%	14.1%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
in thousands, except per-share data and percentages
	Three Months Ended					% Change from		Year ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31	December 31
	2017	2017	2017	2017	2016	2017	2016	2017	2016	% Change
Interest Income:
Interest income	$174,987	$171,511	$163,881	$158,487	$153,012	2.0%	14.4%	$668,866	$603,100	10.9%
Interest expense	25,574	24,702	22,318	20,908	20,775	3.5%	23.1%	93,502	82,328	13.6%
Net Interest Income	149,413	146,809	141,563	137,579	132,237	1.8%	13.0%	575,364	520,772	10.5%
Provision for credit losses	6,730	5,075	6,700	4,800	5,000	32.6%	34.6%	23,305	13,182	76.8%
Net Interest Income after Provision	142,683	141,734	134,863	132,779	127,237	0.7%	12.1%	552,059	507,590	8.8%
Non-Interest Income:
Other service charges and fees	13,829	12,251	14,342	12,437	13,333	12.9%	3.7%	52,859	51,473	2.7%
Investment management and trust services	13,152	12,157	12,132	11,808	11,610	8.2%	13.3%	49,249	45,270	8.8%
Service charges on deposit accounts	12,670	13,022	12,914	12,400	12,814	(2.7)%	(1.1)%	51,006	51,346	(0.7)%
Mortgage banking income	4,386	4,805	6,141	4,596	6,959	(8.7)%	(37.0)%	19,928	19,415	2.6%
Other	10,987	5,142	5,406	4,326	6,514	113.7%	68.7%	25,861	20,124	28.5%
Non-Interest Income before Investment Securities Gains	55,024	47,377	50,935	45,567	51,230	16.1%	7.4%	198,903	187,628	6.0%
Investment securities gains	1,932	4,597	1,436	1,106	1,525	(58.0)%	26.7%	9,071	2,550	N/M
Total Non-Interest Income	56,956	51,974	52,371	46,673	52,755	9.6%	8.0%	207,974	190,178	9.4%
Non-Interest Expense:
Salaries and employee benefits	73,504	72,894	74,496	69,236	73,256	0.8%	0.3%	290,130	283,353	2.4%
Net occupancy expense	12,549	12,180	12,316	12,663	11,798	3.0%	6.4%	49,708	47,611	4.4%
Data processing and software	10,401	10,301	9,054	8,979	9,442	1.0%	10.2%	38,735	36,919	4.9%
Other outside services	7,665	6,582	7,708	5,546	6,536	16.5%	17.3%	27,501	23,883	15.1%
Professional fees	3,632	3,388	2,931	2,737	2,783	7.2%	30.5%	12,688	11,004	15.3%
FDIC insurance expense	3,618	3,007	2,366	2,058	2,067	20.3%	75.0%	11,049	9,767	13.1%
Amortization of tax credit investments	3,376	3,503	3,151	998	—	(3.6)%	100.0%	11,028	—	100.0%
Equipment expense	3,244	3,298	3,034	3,359	3,408	(1.6)%	(4.8)%	12,935	12,788	1.1%
Marketing	1,725	2,089	2,234	1,986	1,730	(17.4)%	(0.3)%	8,034	7,044	14.1%
Other	18,738	14,915	15,405	14,713	16,601	25.6%	12.9%	63,771	57,150	11.6%
Total Non-Interest Expense	138,452	132,157	132,695	122,275	127,621	4.8%	8.5%	525,579	489,519	7.4%
Income Before Income Taxes	61,187	61,551	54,539	57,177	52,371	(0.6)%	16.8%	234,454	208,249	12.6%
Income tax expense	27,186	12,646	9,072	13,797	10,221	115.0%	166.0%	62,701	46,624	34.5%
Net Income	$34,001	$48,905	$45,467	$43,380	$42,150	(30.5)%	(19.3)%	$171,753	$161,625	6.3%
PER SHARE:
Net income:
Basic	$0.19	$0.28	$0.26	$0.25	$0.24	(32.1)%	(20.8)%	$0.98	$0.93	5.4%
Diluted	0.19	0.28	0.26	0.25	0.24	(32.1)%	(20.8)%	0.98	0.93	5.4%
Cash dividends	$0.14	$0.11	$0.11	$0.11	$0.12	27.3%	16.7%	$0.47	$0.41	14.6%
Shareholders' equity	12.74	12.71	12.54	12.36	12.19	0.2%	4.5%	12.74	12.19	4.5%
Shareholders' equity (tangible)	9.70	9.68	9.50	9.31	9.13	0.2%	6.2%	9.70	9.13	6.2%
Weighted average shares (basic)	175,132	174,991	174,597	174,150	173,554	0.1%	0.9%	174,721	173,325	0.8%
Weighted average shares (diluted)	176,374	176,216	175,532	175,577	174,874	0.1%	0.9%	175,932	174,418	0.9%
Shares outstanding, end of period	175,170	175,057	174,740	174,343	174,040	0.1%	0.6%	175,170	174,040	0.6%
SELECTED FINANCIAL RATIOS:
Return on average assets	0.67%	0.98%	0.94%	0.92%	0.89%			0.88%	0.88%
Return on average shareholders' equity	6.03%	8.76%	8.36%	8.22%	7.86%			7.83%	7.69%
Return on average shareholders' equity (tangible)	7.91%	11.52%	11.06%	10.93%	10.47%			10.33%	10.30%
Net interest margin	3.29%	3.27%	3.29%	3.26%	3.15%			3.28%	3.18%
Efficiency ratio	64.24%	64.30%	65.33%	64.23%	67.60%			64.52%	67.16%
Financial information, as adjusted (1):
Net income	$49,635							$187,387
Net income per share, diluted	$0.28							$1.07
Return on average assets	0.98%							0.96%
Return on average shareholders' equity	8.80%							8.54%
Return on average shareholders' equity (tangible)	11.55%							11.27%
N/M - Not meaningful
(1) Excluding the estimated re-measurement of net deferred tax assets of $15.6 million, which is considered a Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the page titled “Non-GAAP Reconciliation” at the end of this document.

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Three Months Ended
	December 31, 2017			September 30, 2017			December 31, 2016
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$15,560,185	$162,050	4.14%	$15,392,067	$159,454	4.12%	$14,475,816	$141,826	3.90%
Taxable investment securities	2,177,833	12,218	2.24%	2,115,931	11,423	2.16%	2,096,086	10,941	2.09%
Tax-exempt investment securities	411,398	4,526	4.40%	408,594	4,492	4.40%	389,047	4,234	4.35%
Equity securities	2,219	33	5.91%	8,709	143	6.52%	13,068	181	5.52%
Total Investment Securities	2,591,450	16,777	2.59%	2,533,234	16,058	2.53%	2,498,201	15,356	2.46%
Loans held for sale	21,874	245	4.48%	22,456	243	4.33%	24,411	199	3.26%
Other interest-earning assets	571,981	1,755	1.22%	590,676	1,667	1.12%	411,369	966	0.94%
Total Interest-earning Assets	18,745,490	180,827	3.83%	18,538,433	177,422	3.80%	17,409,797	158,347	3.62%
Noninterest-earning assets:
Cash and due from banks	112,958			101,643			117,741
Premises and equipment	223,698			220,129			226,482
Other assets	1,163,686			1,186,622			1,171,031
Less: allowance for loan losses	(173,253)			(174,101)			(164,523)
Total Assets	$20,072,579			$19,872,726			$18,760,528
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$4,037.879	$4,111	0.40%	$3,943,118	$3,847	0.39%	$3,714,391	$1,927	0.21%
Savings deposits	4,752.337	4,594	0.38%	4,603,155	3,962	0.34%	4,216,090	2,249	0.21%
Brokered deposits	105.135	336	1.27%	89,767	277	1.23%	—	—	—%
Time deposits	2,706.982	8,041	1.18%	2,744,532	7,937	1.15%	2,777,203	7,593	1.09%
Total Interest-bearing Deposits	11,602.333	17,082	0.58%	11,380,572	16,023	0.56%	10,707,684	11,769	0.44%
Short-term borrowings	391.284	372	0.38%	402,341	578	0.57%	308,094	116	0.15%
FHLB advances and long-term debt	1,038.257	8,120	3.12%	1,038,062	8,100	3.11%	947,661	8,891	3.74%
Total Interest-bearing Liabilities	13,031.874	25,574	0.78%	12,820,975	24,701	0.77%	11,963,439	20,776	0.69%
Noninterest-bearing liabilities:
Demand deposits	4,454.456			4,494,897			4,331,894
Other	349.218			341,465			332,540
Total Liabilities	17,835.548			17,657,337			16,627,873
Shareholders' equity	2,237.031			2,215,389			2,132,655
Total Liabilities and Shareholders' Equity	$20,072.579			$19,872,726			$18,760,528
Net interest income/net interest margin (fully taxable equivalent)		155,253	3.29%		152,721	3.27%		137,571	3.15%
Tax equivalent adjustment		(5,840)			(5,912)			(5,334)
Net interest income		$149,413			$146,809			$132,237

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

Note: The weighted average interest rate on total average interest-bearing liabilities and average non-interest bearing demand deposits (“cost of funds”) was 0.58%, 0.57% and 0.51% for the three months ended December 31, 2017, September 30, 2017 and December 31, 2016, respectively.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Three Months Ended					% Change from
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2017	2017	2017	2017	2016	2017	2016
Loans, by type:
Real estate - commercial mortgage	$6,232,674	$6,208,630	$6,163,844	$6,039,140	$5,828,313	0.4%	6.9%
Commercial - industrial, financial and agricultural	4,263,199	4,257,075	4,221,025	4,205,072	4,081,498	0.1%	4.5%
Real estate - residential mortgage	1,926,067	1,841,559	1,707,929	1,637,669	1,572,895	4.6%	22.5%
Real estate - home equity	1,560,713	1,569,898	1,587,680	1,613,249	1,633,668	(0.6)%	(4.5)%
Real estate - construction	1,004,166	943,029	897,321	840,966	845,528	6.5%	18.8%
Consumer	312,320	318,546	300,967	284,352	289,864	(2.0)%	7.7%
Leasing and other	261,046	253,330	248,439	237,114	224,050	3.0%	16.5%
Total Loans, net of unearned income	$15,560,185	$15,392,067	$15,127,205	$14,857,562	$14,475,816	1.1%	7.5%
Deposits, by type:
Noninterest-bearing demand	$4,454,456	$4,494,897	$4,387,517	$4,301,727	$4,331,894	(0.9)%	2.8%
Interest-bearing demand	4,037,879	3,943,118	3,690,059	3,650,931	3,714,391	2.4%	8.7%
Savings and money market accounts	4,752,337	4,603,155	4,315,495	4,194,216	4,216,090	3.2%	12.7%
Total demand and savings	13,244,672	13,041,170	12,393,071	12,146,874	12,262,375	1.6%	8.0%
Brokered deposits	105,135	89,767	—	—	—	17.1%	100.0%
Time deposits	2,706,982	2,744,532	2,696,033	2,739,453	2,777,203	(1.4)%	(2.5)%
Total Deposits	$16,056,789	$15,875,469	$15,089,104	$14,886,327	$15,039,578	1.1%	6.8%
Short-term borrowings, by type:
Customer repurchase agreements	$179,948	$176,415	$199,657	$199,403	$200,126	2.0%	(10.1)%
Customer short-term promissory notes	195,951	80,147	77,554	79,985	67,355	144.5%	190.9%
Federal funds purchased	15,374	90,453	242,375	308,220	40,613	(83.0)%	(62.1)%
Short-term FHLB advances and other borrowings	11	55,326	113,516	124,889	—	(100.0)%	100.0%
Total Short-term Borrowings	$391,284	$402,341	$633,102	$712,497	$308,094	(2.7)%	27.0%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Year Ended December 31
	2017			2016
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS

Interest-earning assets:
Loans, net of unearned income	$15,236,612	$620,803	4.07%	$14,128,064	$558,472	3.95%
Taxable investment securities	2,132,426	47,029	2.21%	2,128,497	44,975	2.11%
Tax-exempt investment securities	407,157	17,794	4.37%	327,098	14,865	4.54%
Equity securities	8,331	500	6.00%	13,969	780	5.58%
Total Investment Securities	2,547,914	65,323	2.56%	2,469,564	60,620	2.45%
Loans held for sale	20,008	876	4.38%	19,697	728	3.70%
Other interest-earning assets	451,015	5,066	1.12%	407,471	3,779	0.93%
Total Interest-earning Assets	18,255,549	692,068	3.79%	17,024,796	623,599	3.66%

Noninterest-earning assets:
Cash and due from banks	108,523			104,772
Premises and equipment	219,960			227,047
Other assets	1,168,759			1,179,437
Less: allowance for loan losses	(172,424)			(164,879)
Total Assets	$19,580,367			$18,371,173

LIABILITIES AND SHAREHOLDERS' EQUITY

Interest-bearing liabilities:
Demand deposits	$3,831,865	$12,976	0.34%	$3,552,886	$6,654	0.19%
Savings deposits	4,468,205	13,477	0.30%	4,054,970	7,981	0.20%
Brokered deposits	49,126	613	1.25%	—	—	—%
Time deposits	2,721,724	30,726	1.13%	2,825,722	30,058	1.06%
Total Interest-bearing Deposits	11,070,920	57,792	0.52%	10,433,578	44,693	0.43%

Short-term borrowings	533,564	2,779	0.52%	395,727	855	0.21%
FHLB advances and long-term debt	1,034,444	32,932	3.18%	959,142	36,780	3.83%
Total Interest-bearing Liabilities	12,638,928	93,503	0.74%	11,788,447	82,328	0.70%

Noninterest-bearing liabilities:
Demand deposits	4,410,301			4,151,967
Other	337,275			330,125
Total Liabilities	17,386,504			16,270,539
Shareholders' equity	2,193,863			2,100,634

Total Liabilities and Shareholders' Equity	$19,580,367			$18,371,173

Net interest income/net interest margin (fully taxable equivalent)		598,565	3.28%		541,271	3.18%
Tax equivalent adjustment		(23,201)			(20,499)

Net interest income		$575,364			$520,772

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.
Note: The weighted average interest rate on total average interest-bearing liabilities and average non-interest bearing demand deposits (“cost of funds”) was 0.55% and 0.52% for the years ended December 31, 2017 and 2016, respectively.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Year Ended
	December 31
	2017	2016	% Change
Loans, by type:
Real estate - commercial mortgage	$6,161,731	$5,636,696	9.3%
Commercial - industrial, financial and agricultural	4,236,810	4,080,854	3.8%
Real estate - residential mortgage	1,779,270	1,464,744	21.5%
Real estate - home equity	1,582,705	1,651,112	(4.1)%
Real estate - construction	921,879	824,182	11.9%
Consumer	304,162	276,792	9.9%
Leasing and other	250,055	193,684	29.1%
Total Loans, net of unearned income	$15,236,612	$14,128,064	7.8%
Deposits, by type:
Noninterest-bearing demand	$4,410,301	$4,151,967	6.2%
Interest-bearing demand	3,831,865	3,552,886	7.9%
Savings and money market accounts	4,468,205	4,054,970	10.2%
Total demand and savings	12,710,371	11,759,823	8.1%
Brokered deposits	49,126	—	100.0%
Time deposits	2,721,724	2,825,722	(3.7)%
Total Deposits	$15,481,221	$14,585,545	6.1%
Short-term borrowings, by type:
Customer repurchase agreements	$188,769	$184,978	2.0%
Customer short-term promissory notes	108,649	72,224	50.4%
Federal funds purchased	163,102	127,604	27.8%
Short-term FHLB advances and other borrowings	73,044	10,921	N/M
Total Short-term Borrowings	$533,564	$395,727	34.8%
N/M - Not meaningful

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Three Months Ended					Year Ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Dec 31
	2017	2017	2017	2017	2016	2017	2016
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$174,749	$174,998	$172,647	$171,325	$165,169	$171,325	$171,412
Loans charged off:
Commercial - industrial, financial and agricultural	(5,473)	(2,714)	(5,353)	(5,527)	(1,319)	(19,067)	(15,276)
Consumer and home equity	(1,071)	(920)	(1,022)	(1,554)	(2,156)	(4,567)	(7,712)
Real estate - commercial mortgage	(220)	(483)	(242)	(1,224)	(174)	(2,169)	(3,580)
Real estate - residential mortgage	(152)	(195)	(124)	(216)	(116)	(687)	(2,326)
Real estate - construction	—	(2,744)	(774)	(247)	—	(3,765)	(1,218)
Leasing and other	(457)	(739)	(1,200)	(639)	(589)	(3,035)	(3,815)
Total loans charged off	(7,373)	(7,795)	(8,715)	(9,407)	(4,354)	(33,290)	(33,927)
Recoveries of loans previously charged off:
Commercial - industrial, financial and agricultural	941	665	1,974	4,191	2,192	7,771	8,981
Consumer and home equity	466	445	685	373	580	1,969	2,466
Real estate - commercial mortgage	178	106	934	450	885	1,668	3,373
Real estate - residential mortgage	186	219	151	230	288	786	1,072
Real estate - construction	32	629	373	548	1,080	1,582	3,924
Leasing and other	175	407	249	137	485	968	842
Recoveries of loans previously charged off	1,978	2,471	4,366	5,929	5,510	14,744	20,658
Net loans recovered (charged off)	(5,395)	(5,324)	(4,349)	(3,478)	1,156	(18,546)	(13,269)
Provision for credit losses	6,730	5,075	6,700	4,800	5,000	23,305	13,182
Balance at end of period	$176,084	$174,749	$174,998	$172,647	$171,325	$176,084	$171,325
Net charge-offs (recoveries) to average loans (annualized)	0.14%	0.14%	0.11%	0.09%	(0.03)%	0.12%	0.09%
NON-PERFORMING ASSETS:
Non-accrual loans	$124,749	$123,345	$122,600	$117,264	$120,133
Loans 90 days past due and accruing	10,010	13,124	13,143	14,268	11,505
Total non-performing loans	134,759	136,469	135,743	131,532	131,638
Other real estate owned	9,823	10,542	11,432	11,906	12,815
Total non-performing assets	$144,582	$147,011	$147,175	$143,438	$144,453
NON-PERFORMING LOANS, BY TYPE:
Commercial - industrial, financial and agricultural	$54,309	$54,209	$51,320	$43,826	$43,460
Real estate - commercial mortgage	35,446	34,650	32,576	36,713	39,319
Real estate - residential mortgage	20,972	21,643	21,846	23,597	23,655
Real estate - construction	12,197	13,415	16,564	13,550	9,842
Consumer and home equity	11,803	12,472	13,156	13,408	15,045
Leasing	32	80	281	438	317
Total non-performing loans	$134,759	$136,469	$135,743	$131,532	$131,638
TROUBLED DEBT RESTRUCTURINGS (TDRs), BY TYPE:
Real-estate - residential mortgage	$26,016	$26,193	$26,368	$27,033	$27,617
Consumer and home equity	15,584	14,822	12,064	9,638	8,633
Real-estate - commercial mortgage	13,959	14,439	13,772	15,237	15,957
Commercial - industrial, financial and agricultural	10,820	7,512	8,086	7,441	6,627
Real estate - construction	—	169	1,475	273	726
Total accruing TDRs	$66,379	$63,135	$61,765	$59,622	$59,560
Non-accrual TDRs (1)	29,051	28,742	29,373	27,220	27,850
Total TDRs	$95,430	$91,877	$91,138	$86,842	$87,410
(1) Included within non-accrual loans above.

DELINQUENCY RATES, BY TYPE:
	Total Delinquency
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	2017	2017	2017	2017	2016
Real estate - commercial mortgage	0.77%	0.75%	0.66%	0.78%	0.78%
Commercial - industrial, financial and agricultural	1.50%	1.54%	1.43%	1.25%	1.31%
Real estate - construction	1.32%	1.50%	1.82%	1.99%	1.29%
Real estate - residential mortgage	2.04%	2.25%	2.08%	2.44%	2.74%
Consumer, home equity, leasing and other	1.37%	1.38%	1.34%	1.22%	1.45%
Total
	1.24%	1.28%	1.20%	1.23%	1.27%

ASSET QUALITY RATIOS:	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	2017	2017	2017	2017	2016

Non-accrual loans to total loans	0.79%	0.80%	0.80%	0.78%	0.82%
Non-performing loans to total loans	0.85%	0.88%	0.88%	0.88%	0.90%
Non-performing assets to total loans and OREO	0.92%	0.95%	0.96%	0.96%	0.98%
Non-performing assets to total assets	0.72%	0.73%	0.75%	0.75%	0.76%
Allowance for credit losses to loans outstanding	1.12%	1.13%	1.14%	1.15%	1.17%
Allowance for credit losses to non-performing loans	130.67%	128.05%	128.92%	131.26%	130.15%
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	7.71%	7.87%	8.02%	7.99%	8.20%

FULTON FINANCIAL CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:
This press release contains certain financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's quarterly results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Three Months Ended					Year Ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Dec 31	Dec 31
	2017	2017	2017	2017	2016	2017	2016
Shareholders' equity (tangible), per share
Shareholders' equity	$2,229,857	$2,225,786	$2,191,770	$2,154,683	$2,121,115
Less: Goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Tangible shareholders' equity (numerator)	$1,698,301	$1,694,230	$1,660,214	$1,623,127	$1,589,559
Shares outstanding, end of period (denominator)	175,170	175,057	174,740	174,343	174,040
Shareholders' equity (tangible), per share	$9.70	$9.68	$9.50	$9.31	$9.13

Return on average common shareholders' equity (tangible)
Net Income - Numerator	$34,001	$48,905	$45,467	$43,380	$42,150	$171,753	$161,625

Average shareholders' equity	$2,237,031	$2,215,389	$2,181,189	$2,140,547	$2,132,655	$2,193,863	$2,100,634
Less: Average goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Average tangible shareholders' equity (denominator)	$1,705,475	$1,683,833	$1,649,633	$1,608,991	$1,601,099	$1,662,307	$1,569,078
Return on average common shareholders' equity (tangible), annualized	7.91%	11.52%	11.06%	10.93%	10.47%	10.33%	10.30%

Efficiency ratio
Non-interest expense	$138,452	$132,157	$132,695	$122,275	$127,621	$525,579	$489,519
Less: Amortization of tax credit investments (1)	(3,376)	(3,503)	(3,151)	(998)	—	(11,028)	—
Non-interest expense - Numerator	$135,076	$128,654	$129,544	$121,277	$127,621	$514,551	$489,519

Net interest income (fully taxable equivalent)	$155,253	$152,721	$147,349	$143,243	$137,571	$598,565	$541,271
Plus: Total Non-interest income	56,956	51,974	52,371	46,673	52,755	207,974	190,178
Less: Investment securities gains	(1,932)	(4,597)	(1,436)	(1,106)	(1,525)	(9,071)	(2,550)
Denominator	$210,277	$200,098	$198,284	$188,810	$188,801	$797,468	$728,899
Efficiency ratio	64.24%	64.30%	65.33%	64.23%	67.60%	64.52%	67.16%

Non-performing assets to tangible common shareholders' equity and allowance for credit losses
Non-performing assets (numerator)	$144,582	$147,011	$147,175	$143,438	$144,453

Tangible shareholders' equity	$1,698,301	$1,694,230	1,660,214	1,623,127	$1,589,559
Plus: Allowance for credit losses	176,084	174,749	174,998	172,647	171,325
Tangible shareholders' equity and allowance for credit losses (denominator)	$1,874,385	$1,868,979	$1,835,212	$1,795,774	$1,760,884
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	7.71%	7.87%	8.02%	7.99%	8.20%

Pre-provision net revenue
Net interest income	$149,413	$146,809	$141,563	$137,579	$132,237	$575,364	$520,772
Non-interest income	56,956	51,974	52,371	46,673	52,755	207,974	190,178
Less: Investment securities gains	(1,932)	(4,597)	(1,436)	(1,106)	(1,525)	(9,071)	(2,550)
Total revenue	$204,437	$194,186	$192,498	$183,146	$183,467	$774,267	$708,400

Non-interest expense	$138,452	$132,157	$132,695	$122,275	$127,621	$525,579	$489,519
Less: Amortization of tax credit investments (1)	(3,376)	(3,503)	(3,151)	(998)	—	(11,028)	—
Total non-interest expense, as adjusted	$135,076	$128,654	$129,544	$121,277	$127,621	$514,551	$489,519

Pre-provision net revenue	$69,361	$65,532	$62,954	$61,869	$55,846	$259,716	$218,881

Reconciliation of Net Income; Net Income per share, diluted; and Selected Financial Ratios, adjusted to exclude the charge recognized in the fourth quarter of 2017 related to the estimated re-measurement of net deferred tax assets:

Diluted earnings per share
Net income	$34,001	$171,753
Plus: Estimated re-measurement of net deferred tax assets	15,634	15,634
Net Income, adjusted (numerator)	$49,635	$187,387

Weighted average shares (diluted) (denominator)	176,374	175,932

Net income per share, diluted	$0.28	$1.07

Return on average assets
Net income	$34,001	$171,753
Plus: Estimated re-measurement of net deferred tax assets	15,634	15,634
Net Income, adjusted (numerator)	$49,635	$187,387

Average assets (denominator)	$20,072,579	$19,580,367

Return on average assets, annualized	0.98%	0.96%

Return on average shareholders' equity
Net income	$34,001	$171,753
Plus: Estimated re-measurement of net deferred tax assets	15,634	15,634
Net Income, adjusted (numerator)	$49,635	$187,387

Average shareholders' equity (denominator)	$2,237,031	$2,193,863

Return on average shareholders' equity, annualized	8.80%	8.54%

Return on average shareholders' equity (tangible)
Net Income, as reported	$34,001	$171,753
Plus: Estimated re-measurement of net deferred tax assets	15,634	15,634
Net Income, adjusted (numerator)	$49,635	$187,387

Average shareholders' equity	$2,237,031	$2,193,863
Less: Average goodwill and intangible assets	(531,556)	(531,556)
Average tangible shareholders' equity (denominator)	$1,705,475	$1,662,307

Return on average shareholders' equity (tangible), annualized	11.55%	11.27%